UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2018

MID-SOUTHERN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana	001-38491	82-4821705
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 North Water Street	47167
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (812) 883-2639

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [x]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events

On July 10, 2018, Mid-Southern Savings Bank, FSB, a federal savings bank announced details in connection with the expected closing of the mutual to stock conversion of Mid-Southern, M.H.C. For more information please refer to the copy of the press release attached hereto as Exhibit 99.1 to this Current Report.

On July 11, 2018, Mid-Southern Bancorp, Inc. announced that it had closed the mutual to stock conversion of the MHC.

Item 9.01. Financial Statements and Exhibits.

(d)                 Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1            Press Release dated July 10, 2018

99.2            Press Release dated July 11, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-SOUTHERN BANCORP, INC.

Date: July 12, 2018	/s/ Alexander G. Babey
Alexander G. Babey President and Chief Executive Officer